SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               November 20, 1996
              ----------------------------------------------------
               (Date of Report, date of earliest event reported)


                                   VALCOR, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware             33-63044             74-2678674
         -------------------------------------------------------------
         (State or other      (Commission         (IRS Employer
         jurisdiction of     File Number)      Identification No.)
         incorporation)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
          ------------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


                                (972) 233-1700
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not applicable
          ------------------------------------------------------------
             (Former name or address, if changed since last report)


Item 5: Other Events
        ------------

        On November 20, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information
        -------------------------------------------------------
             and Exhibits
             ------------

        (c)  Exhibit
             -------
        Item No.                   Exhibit Index
        --------            -----------------------------------

              99.1          Press release dated November 20, 1996
                            issued by the Registrant


                           SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALCOR, INC.
                                 (Registrant)



                                 By:/s/ Steven L. Watson
                                    ----------------------------
                                      Steven L. Watson
                                      Vice President & Secretary